Exhibit 10.3

RAFEX GOLD CORP. 1912 Capitol Avenue, Suite 500 Cheyenne, Wyoming 82001 USA WRITTEN CONSENT AND RESOLUTION OF THE BOARD OF DIRECTORS Approval of Debt Conversion and Revenue Sharing Agreement Authorization of Issuance of 10,358,936 Shares of Common Stock to Robert Francis Davies Trust Authorization of Aur Gading Iron Ore Revenue Sharing Arrangement Date of Resolution : 05 / 18 / 2026 RECITALS WHEREAS, Rafex Gold Corp . , a Wyoming corporation (the "Company"), together with its wholly - owned subsidiaries Rafex Pty Ltd . and Triple Twenty Pty Ltd . (collectively, the "Borrowers"), has been the beneficiary of an ongoing unsecured shareholder loan facility provided by the Robert Francis Davies Trust, a trust of which Robert Francis Davies, a Director of the Company, is the Trustee (the "Lender"), pursuant to that certain Unsecured Loan Agreement dated September 28 , 2021 between the Lender and the Borrowers (the "Loan Agreement") ; WHEREAS, of the total Conversion Balance, the amount of AUD $ 601 , 601 represents advances made by the Lender directly to Datgeo Minerals Sdn . Bhd . for the purpose of acquiring a 50 % equity interest in the Aur Gading iron ore joint venture in Malaysia, which 50 % equity interest was subsequently transferred to and is now held by Rafex Gold Corp .; the Board confirms that Rafex Gold Corp . received the direct economic benefit of such advances and accordingly owes the Lender the full Conversion Balance as set forth herein ; WHEREAS, the total Conversion Balance as of March 31 , 2026 has been confirmed at AUD $ 3 , 891 , 112 (USD $ 2 , 589 , 734 ), comprising two tranches : (i) the First Tranche Balance of AUD $ 3 , 171 , 112 as of December 31 , 2025 , converted to USD $ 2 , 092 , 934 using the National Australia Bank AUD/USD exchange rate of 0 . 66 as of December 31 , 2025 , which generates 8 , 371 , 736 Conversion Shares ; and (ii) the Second Tranche Balance of AUD $ 720 , 000 for the period January 1 , 2026 through March 31 , 2026 , converted to USD $ 496 , 800 using the National Australia Bank AUD/USD exchange rate of 0 . 69 as of March Docusign Envelope ID: A8472F85 - F9B9 - 8DBB - 83ED - FF129A6D2CBD

31 , 2026 , which generates 1 , 987 , 200 Conversion Shares ; for a total of 10 , 358 , 936 Conversion Shares ; WHEREAS, the Lender has agreed to convert the full Conversion Balance of USD $ 2 , 589 , 734 into 10 , 358 , 936 shares of Common Stock of Rafex Gold Corp . (the "Conversion Shares") at a conversion price of USD $ 0 . 25 per share (the "Conversion Price"), pursuant to the terms of that certain Debt Conversion and Revenue Sharing Agreement by and between the Lender and the Borrowers dated May 18 , 2026 (the "Conversion Agreement") ; WHEREAS, pursuant to the Conversion Agreement, all future advances made by the Lender to the Borrowers after May 18 , 2026 shall be non - convertible and non - interest bearing, and shall be repayable exclusively from 25 % of the Company's 50 % share of net income generated by the Aur Gading iron ore facility in Pahang, Malaysia, operated through Datgeo Minerals Sdn . Bhd . , a Malaysian joint venture in which Rafex Gold Corp . holds a 50 % equity interest (the "Aur Gading Revenue Sharing Arrangement") ; WHEREAS, Robert Francis Davies, in his capacity as a Director of the Company, has recused himself from all deliberations and voting with respect to the matters set forth in this Resolution in light of his personal interest therein as Trustee of the Robert Francis Davies Trust, the counterparty to the Conversion Agreement ; WHEREAS, the Board of Directors of the Company, acting through its disinterested members being Russell Brimage, Richard Chiang, and Justin Leigh Ward, has reviewed the terms of the Conversion Agreement and the Aur Gading Revenue Sharing Arrangement and has determined that such terms are fair, reasonable, and in the best interests of the Company and its stockholders ; and WHEREAS, the Board of Directors wishes to approve and authorize the execution of the Conversion Agreement, the issuance of the 10 , 358 , 936 Conversion Shares, and the Aur Gading Revenue Sharing Arrangement, and to take all actions necessary to give effect thereto . NOW, THEREFORE, BE IT RESOLVED : RESOLVED, that the Board of Directors hereby approves, ratifies, and authorizes the Debt Conversion and Revenue Sharing Agreement dated May 18 , 2026 by and between the Robert Francis Davies Trust and the Borrowers, in the form presented to the Board, and all transactions contemplated therein, including without limitation the conversion of the full Conversion Balance of USD $ 2 , 589 , 734 into 10 , 358 , 936 Conversion Shares at the Conversion Price of USD $ 0 . 25 per share, and the Aur Gading Revenue Sharing Arrangement ; RESOLVED FURTHER, that the Board of Directors hereby authorizes and directs the issuance of 10 , 358 , 936 restricted shares of Common Stock of Rafex Gold Corp . to the Robert Francis Davies Trust, comprising 8 , 371 , 736 shares in respect of the First Tranche Balance of USD $ 2 , 092 , 934 , and 1 , 987 , 200 shares in respect of the Second Tranche Balance of USD $ 496 , 800 , all at the Conversion Price of USD $ 0 . 25 per share, such issuance to be made via book entry through the Company's transfer agent, Pacific Stock Docusign Envelope ID: A8472F85 - F9B9 - 8DBB - 83ED - FF129A6D2CBD

Transfer Co . , 6725 Via Austi Parkway, Suite 300 , Las Vegas, NV 89119 , within thirty (30) Business Days of the execution of the Conversion Agreement . Upon issuance, the total shares of Common Stock of Rafex Gold Corp . issued and outstanding shall increase from 53 , 352 , 739 shares to 63 , 711 , 675 shares ; RESOLVED FURTHER, that the Conversion Shares shall be issued as restricted shares of Common Stock of Rafex Gold Corp . and shall bear the standard restrictive legend required under applicable United States federal securities laws . The Conversion Shares have not been registered under the Securities Act of 1933 , as amended, and are being issued pursuant to an exemption from registration under Section 4 (a)(2) thereof as a transaction by the issuer not involving any public offering . The Lender has represented that it is acquiring the Conversion Shares for its own account for investment purposes and not with a view to distribution ; RESOLVED FURTHER, that upon issuance of the 10 , 358 , 936 Conversion Shares, the full Conversion Balance of USD $ 2 , 589 , 734 under the Loan Agreement shall be deemed fully satisfied and discharged, and the Robert Francis Davies Trust shall have no further claim against any Borrower with respect to the Conversion Balance ; RESOLVED FURTHER, that the Board of Directors hereby approves and authorizes the Aur Gading Revenue Sharing Arrangement, pursuant to which 25 % of the Company's 50 % share of net income from the Aur Gading JV shall be allocated and disbursed to the Robert Francis Davies Trust in each calendar quarter in which such net income is generated, as repayment of future advances made by the Lender to the Borrowers after May 18 , 2026 , until such future advances are repaid in full ; RESOLVED FURTHER, that the Board of Directors hereby authorizes and directs the officers of the Company, and each of them acting singly, to execute and deliver the Conversion Agreement, the Conversion Notice (Schedule A to the Conversion Agreement), and any and all other documents, instruments, and agreements necessary or appropriate to give effect to the transactions contemplated by this Resolution, including without limitation any notifications to Pacific Stock Transfer Co . as transfer agent, any filings required with applicable regulatory authorities, and any amendments to the Company's books and records to reflect the issuance of the 10 , 358 , 936 Conversion Shares and the resulting increase in outstanding shares from 53 , 352 , 739 to 63 , 711 , 675 ; RESOLVED FURTHER, that the Board of Directors hereby authorizes and directs the officers of the Company to disclose the transactions contemplated by this Resolution, including the two - tranche conversion of the Conversion Balance into Conversion Shares and the Aur Gading Revenue Sharing Arrangement, in the Company's registration statement on Form S - 1 currently being prepared for filing with the United States Securities and Exchange Commission, and in all subsequent periodic reports filed with the SEC, in such form and manner as the officers, with the advice of counsel, deem appropriate and consistent with applicable disclosure requirements ; RESOLVED FURTHER, that the Board of Directors hereby authorizes and directs the officers of the Company to notify and seek any required consent or approval from Datgeo Minerals Sdn . Bhd . , the Company's joint venture partner in the Aur Gading JV, with respect to the Aur Gading Revenue Sharing Arrangement, and to execute any Docusign Envelope ID: A8472F85 - F9B9 - 8DBB - 83ED - FF129A6D2CBD

amendments to the Aur Gading JV agreement that may be required to give effect to such arrangement ; RESOLVED FURTHER, that the Board of Directors hereby ratifies, confirms, and approves all actions previously taken by any officer or director of the Company in connection with the matters described in this Resolution ; and RESOLVED FURTHER, that this Written Consent may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument . Electronic or facsimile signatures shall be deemed original signatures for all purposes . NOTE REGARDING RECUSAL OF ROBERT FRANCIS DAVIES Robert Francis Davies has recused himself from all deliberations and the vote with respect to the matters set forth in this Resolution in his capacity as a Director of Rafex Gold Corp . , given his direct personal interest in the subject matter hereof as Trustee of the Robert Francis Davies Trust, the counterparty to the Conversion Agreement . Accordingly, Mr . Davies has signed this Resolution solely to acknowledge its adoption by the remaining members of the Board of Directors and not in his capacity as a voting member with respect to the matters herein approved . The Resolution has been adopted by the affirmative vote of the disinterested members of the Board of Directors, being Russell Brimage, Richard Chiang, and Justin Leigh Ward . SIGNATURE PAGE IN WITNESS WHEREOF, the undersigned, being all of the directors of Rafex Gold Corp., hereby adopt or acknowledge the foregoing resolutions as of May 18, 2026. THE BOARD OF DIRECTORS OF RAFEX GOLD CORP.: VOTING DIRECTORS (The following directors voted in favor of the foregoing resolutions) Docusign Envelope ID: A8472F85 - F9B9 - 8DBB - 83ED - FF129A6D2CBD

FOR AND ON BEHALF OF RAFEX GOLD CORP.: Signature Name: Russell Brimage Title: President, Chief Executive Officer and Chairman of the Board Date: FOR AND ON BEHALF OF RAFEX GOLD CORP.: Signature Name: Richard Chiang Title: Chief Financial Officer and Director Date: FOR AND ON BEHALF OF RAFEX GOLD CORP.: Signature Name: Justin Leigh Ward Title: Geophysicist and Director Date: Docusign Envelope ID: A8472F85 - F9B9 - 8DBB - 83ED - FF129A6D2CBD 6/17/2026 7/3/2026 7/3/2026

RECUSING DIRECTOR (The following director has recused himself from the vote and signs solely to acknowledge adoption of this Resolution) FOR AND ON BEHALF OF RAFEX GOLD CORP.: Note: Robert Francis Davies signs this Resolution solely to acknowledge its adoption by the disinterested members of the Board of Directors. He has not participated in the deliberations or vote with respect to the matters herein approved and his signature does not constitute a vote in favor of or against such matters. Signature Name: Robert Francis Davies (known as Frank Davies) Title: Director (Recused) Date: * * * * * This Written Consent and Resolution constitutes the action of the Board of Directors of Rafex Gold Corp. and shall be filed with the minutes of the proceedings of the Board. Docusign Envelope ID: A8472F85 - F9B9 - 8DBB - 83ED - FF129A6D2CBD 7/2/2026